Fair Value Measurements	9 Months Ended
Sep. 30, 2013
Fair Value Measurements [Abstract]
Fair Value Measurements

Note 7. Fair Value Measurements

Fair value is defined as the exit price, or the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date. A hierarchy has been established for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs market participants would use in valuing the asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company's assumptions about the factors market participants would use in valuing the asset or liability developed based upon the best information available under the circumstances. The hierarchy is broken down into three levels. Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs (other than quoted prices) that are observable for the asset or liability, either directly or indirectly. Level 3 inputs are unobservable inputs for the asset or liability. Categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

The following table presents the Company's assets and liabilities that are measured at fair value on a recurring basis, segregated by classes (in thousands):

	September 30, 2013
	Level 2	Level 3	Total
Assets:
Marketable securities	$1,634	$-	$1,634
Foreign exchange forward contracts not
designated as hedging instruments	946	-	946
Foreign exchange forward contracts
designated as hedging instruments	188	-	188

Liabilities:
Foreign exchange forward contracts not
designated as hedging instruments	(1,222)	-	(1,222)
Earn-out obligations	-	(29,878)	(29,878)
	$1,546	$(29,878)	$(28,332)

	December 31, 2012
	Level 2	Level 3	Total
Assets:
Marketable securities	$1,634	$-	$1,634

Marketable securities consist of an investment in debt securities classified as available-for-sale and are recorded at fair value. The fair value is based on the sale of similar securities in the market, as well as last sales of these securities in the market (Level 2 inputs).

Foreign exchange forward contracts are presented as other current liabilities and other receivables and are valued primarily based on observable inputs, including interest rate curves and both forward and spot prices for currencies (Level 2 inputs). At September 30, 2013, the Company had foreign exchange forward contracts in effect for the conversion of $51.0 million into €38.7 million and $25.3 million into NIS 93.1 million. During the third quarter of 2013, the Company designated $11.2 million into NIS 40.2 million of foreign exchange forward contracts as cash flow hedges for accounting purposes. The change in fair value of those contracts of $0.2 million is included in accumulated other comprehensive income at September 30, 2013, net of deferred income taxes. These contracts mature through March 31, 2014.

The earn-out obligations are described in note 2 (Level 3 inputs).

Other financial instruments consist mainly of cash and cash equivalents, short term bank deposits, restricted deposits, current and non-current receivables, accounts payable and accruals and the fair value of these financial instruments approximates their carrying values.